Exhibit 99.3

Filed by SUPERVALU INC. Pursuant to Rule 425 under the Securities Act of 1933 Subject Company: SUPERVALU INC., File #1-5418

SVU-NEWS Line

Script for Jeff Noddle

1/21/06

word count: 790

Week of January 23

Jeff Noddle:	Hello, I’m Jeff Noddle and welcome to SVU-News. I’m particularly glad that you could join us today, especially all of you from the Alberstons organization. I’d like to talk about the exciting, once-in-a-lifetime opportunity that faces all of us – the proposed acquisition of key Albertsons retail operations. Included are the premier banners of Acme Markets, Bristol Farms, Jewel-Osco, Shaw’s Supermarkets, Star Markets, as well as all Albertsons banner stores in the Intermountain, Northwest and Southern California regions. In addition, all the in-store pharmacies under the Osco and Sav-on banners are also included.

We operate in one of the most competitive businesses in America today. Success in our industry depends not only on our day-to-day performance, high standards and values, and respect for each other, but also on a vision that embraces “fresh thinking” and a passion to grow. Thus, when an opportunity such as this comes along, we must be prepared to act.

This transaction is a good strategic fit and a good geographic fit for SUPERVALU, tripling the size of our retail operations and transforming us into the second-largest grocery retailer in the country. The new SUPERVALU will operate with the largest fleet of retail stores in the U.S. grocery industry. These key retail operations mesh well within our business strategy. The stores are highly respected by consumers in their regions. Additionally, this acquisition expands our reach, allowing us to immediately enter major established markets like Boston, Las Vegas, Los Angeles, Orange County, Philadelphia and San Diego with significant market share and the scale necessary to compete successfully. It’s a great geographical fit because we’re able to expand our footprint with very little overlap. Albertsons’ concentration in the West and Northeast complements our strong Midwest and East coast operations. The addition of more than 1,100 new stores to our retail fleet will also increase our ability to leverage the size and scale of our supply chain backbone.

We have great respect for the caliber of Albertsons employees. Those of you who have shopped in these stores have likely experienced this first-hand. Alberstons associates are highly skilled, seasoned professionals with a true understanding of customer service. We realize that the last few months have been full of uncertainty. We are look forward to joining with Albertsons to create a new SUPERVALU. We are excited by the prospects of working and learning together.

I’ve told you some of the reasons why I feel this acquisition is right for the company but I also believe it is good for our customers and our communities. Like us, the employees at Albertsons, Acme Markets, Bristol Farms, Jewel-Osco, Shaw’s Supermarkets and Star Markets are deeply committed to serving their customers and also share our commitment to community. Many of these stores have deep roots and a long heritage in their local communities. Our regional approach to grocery retailing will dovetail well with these new banners as they continue to support the cities and towns in which the stores are located.

From a financial perspective, we expect our annual sales to be approximately $44 billion, moving us to among the top Fortune 50 companies. We fully anticipate strong financial performance from the combination.

You’ve heard lots of facts regarding this transaction, but what does it all mean?

At the close of this deal, which is expected this summer, we will be the second-largest grocery retailer in the United States. With more of our

SUPERVALU revenues coming from Retail – 80% instead of 53% – we will have a more profitable business mix. We will have transformed ourselves from our original 19th century roots in grocery wholesaling into a dynamic 21st century grocery retail powerhouse.

The transaction significantly increases the size of our workforce, and we will gain many new talented and experienced associates in the process. By tapping the knowledge of our new employees, sharing the retail best practices from both heritage companies and combining it with SUPERVALU’s well-recognized expertise in Supply Chain Services, we will have the opportunity to become THE premier U.S. grocer for the 21st century.

Opportunity almost always requires change. It is our ability to embrace change and respond to opportunity that has inspired our motto of tradition, excellence and future promise. While the potential of this acquisition is exciting, there is a lot of work ahead. I am counting on your continued commitment, focus and dedication on our journey together as we transform our company into the next chapter of SUPERVALU.

We anticipate that it will take months to finalize this transaction and get required shareholder and regulatory approval. In the weeks and months ahead, I will do my best to keep you informed of our progress. And don’t forget to tune into SVU-News for ongoing updates. Thank you for joining us today.

CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by SUPERVALU and Albertsons stockholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized or may take longer to realize than expected, the possibility that costs or difficulties related to the integration of Albertsons operations into SUPERVALU will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of SUPERVALU’s and Albertsons reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, SUPERVALU undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION

SUPERVALU and Albertsons will file a joint proxy statement/prospectus with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about SUPERVALU and Albertsons, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to SUPERVALU INC., 11840 Valley View Road, Eden Prairie, Minnesota, 55344, Attention: Corporate Secretary, or to Albertsons, Inc., 250 East Parkcenter Boulevard, Boise, Idaho, 83706-3940, Attention: Corporate Secretary.

The respective directors and executive officers of SUPERVALU and Albertsons and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding SUPERVALU’s directors and executive officers is available in its proxy statement filed with the SEC by SUPERVALU on May 12, 2005, and information regarding Albertsons directors and executive officers is available in its proxy statement filed with the SEC by Albertsons on May 6, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.